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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 25049


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported): August 18, 1999.


                          MotivePower Industries, Inc.
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             (Exact name of registrant as specified in its charter)


      Pennsylvania                    0-23802             82-0461010
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(State or other jurisdiction     (Commission file   (IRS Employer Identification
of incorporation)                number)            Number)

Two Gateway Center, Pittsburgh, PA                           15222
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(Address of principal executive offices)                    Zip Code

Registrant's telephone number, including area code:  (412) 201-1101

                                 Not applicable
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          (Former name or former address, if changed since last report)



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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS.

     (a)--(b) Not applicable.

     (c)      Exhibits.

     99.1 Text of joint press release dated August 18, 1999, issued by MotivePower Industries, Inc. and Westinghouse Air Brake Company.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     MOTIVEPOWER INDUSTRIES, INC.



Date:  August 18, 1999               By: /s/ Jeannette Fisher-Garber
                                         ---------------------------------------
                                             Jeannette Fisher-Garber
                                             Vice President, General Counsel and
                                             Secretary







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                                  EXHIBIT INDEX



 Exhibit
 Number         Description of Exhibit
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99.1            Text of joint press release dated August 18, 1999,
                issued by MotivePower Industries, Inc. and Westinghouse Air Brake Company.








































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